(d)(4)(viii)

FORM OF

AMENDED SCHEDULE A

to the

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

ING SERIES FUND, INC.

OPERATING EXPENSE LIMITS

Name of Fund*	Maximum Operating Expense Limit
	(as a percentage of average net assets)

	Classes

	A	B	C	I	O	R	R6	W

ING Capital Allocation Fund[1] Formerly, ING Strategic Allocation Conservative Fund Term Expires October 1, 2011 Initial Term for Class W Shares Expires October 1, 2012	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A	0.90%

[1]	These operating expense limits take into account operating expenses incurred at the underlying Fund level.

[2]	Class O Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class O Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[3]	Class R Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class R Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[4]

The extension of the expense limit term for ING Corporate Leaders 100 Fund and ING SMID Cap Equity Fund through October 1, 2013 is effective on July 21, 2012 and is contingent upon shareholder approval of the mergers of ING Index Plus LargeCap Fund with and into ING Corporate Leaders 100 Fund and ING Index Plus SmallCap Fund with and into ING SMID Cap Equity Fund, respectively.

(d)(4)(viii)

Name of Fund*	Maximum Operating Expense Limit
	(as a percentage of average net assets)

	Classes

	A	B	C	I	O	R	R6	W

ING Core Equity Research Fund Term Expires October 1, 2011 Initial Term for Class R Shares Expires October 1, 2012	1.08%	1.83%	1.83%	0.83%	1.08%	1.33%	N/A	0.83%

ING Corporate Leaders 100 Fund[2,3,4] Term Expires October 1, 2013 Initial Term for Class O Shares Expires October 1, 2013 Initial Term for Class R Shares Expires October 1, 2013	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	N/A	0.65%

ING Global Target Payment Fund[1] Initial Term Expires March 1, 2010 Initial Term for Class R Shares Expires March 1, 2012	1.30%	2.05%	2.05%	1.05%	N/A	1.55%	N/A	1.05%

[1]	These operating expense limits take into account operating expenses incurred at the underlying Fund level.

[2]	Class O Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class O Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[3]	Class R Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class R Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[4]

The extension of the expense limit term for ING Corporate Leaders 100 Fund and ING SMID Cap Equity Fund through October 1, 2013 is effective on July 21, 2012 and is contingent upon shareholder approval of the mergers of ING Index Plus LargeCap Fund with and into ING Corporate Leaders 100 Fund and ING Index Plus SmallCap Fund with and into ING SMID Cap Equity Fund, respectively.

(d)(4)(viii)

Name of Fund*	Maximum Operating Expense Limit
	(as a percentage of average net assets)

	Classes

	A	B	C	I	O	R	R6	W

ING Large Cap Growth Fund Initial Term Expires October 1, 2014 Initial Term for Class R6 Shares Expires October 1, 2014	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.80%	0.90%

ING Small Company Fund Initial Term Expires October 1, 2006 Initial Term for Class W Shares Expires October 1, 2009 Initial Term for Class R6 Shares Expires October 1, 2014	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%

ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund)[4] Term Expires October 1, 2013	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%	N/A	0.75%

HE

Date last updated: May 31, 2013

*	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

[1]	These operating expense limits take into account operating expenses incurred at the underlying Fund level.

[2]	Class O Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class O Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[3]	Class R Shares of ING Corporate Leaders 100 Fund effective March 23, 2012. The Initial Term for Class R Shares of ING Corporate Leaders 100 Fund expires October 1, 2013.

[4]

The extension of the expense limit term for ING Corporate Leaders 100 Fund and ING SMID Cap Equity Fund through October 1, 2013 is effective on July 21, 2012 and is contingent upon shareholder approval of the mergers of ING Index Plus LargeCap Fund with and into ING Corporate Leaders 100 Fund and ING Index Plus SmallCap Fund with and into ING SMID Cap Equity Fund, respectively.

3